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                                                                  EXHIBIT 10(30)


                     FIRST AMENDMENT TO OPERATING AGREEMENT
                                       OF
                          STRATOSPHERE DEVELOPMENT LLC

      THIS FIRST AMENDMENT (this "Amendment") TO OPERATING AGREEMENT OF STRATOSPHERE DEVELOPMENT LLC (the "Operating Agreement") made as of this 4th day of November, 2002, by and among the undersigned, Stratosphere Corporation, which constitutes the Stratosphere member ("Stratosphere Member"), Arizona Charlie's, Inc. which constitutes the Arizona Member ("Arizona Member") and Fresca, LLC, which constitutes the Fresca, LLC Member ("Fresca Member") of Stratosphere Development LLC, a Delaware limited-liability company (the "Company"), and the Company. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Operating Agreement.

   1. Section 5.1 of the Operating Agreement is hereby amended to delete the phrase "Subject to Section 5.2" in the first line of the paragraph.

   2. The first sentence of Section 6.1 of the Operating Agreement is hereby amended and restated as follows:

      In addition to the procedures of Section 4.2 hereof, no Member shall be individually liable under a judgment, decree or order of a court, or in any other manner, for a debt, obligation or liability of the Company or of any Series except as provided by law or in an agreement signed by such Member.

   3. All provisions of the Operating Agreement shall be construed in accordance with the provisions of this Amendment. All provisions of the Operating Agreement not affected by this Amendment shall remain in full force and effect as set forth therein.
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date hereinabove first written.

                             MEMBER and STRATOSPHERE
                             DEVELOPMENT LLC, a Delaware
                             limited-liability company

                             STRATOSPHERE CORPORATION


                             By:  /s/ Denise Barton
                                  -------------------------------
                             Name:  Denise Barton
                             Title: Chief Financial Officer


                             MEMBER and STRATOSPHERE
                             DEVELOPMENT LLC, a Delaware
                             limited-liability company

                             ARIZONA CHARLIES INC.


                             By:  /s/ Ronald P. Lurie
                                  -------------------------------
                             Name:  Ronald P. Lurie
                             Title: Executive V.P./G.M.


                             MEMBER and STRATOSPHERE
                             DEVELOPMENT LLC, a Delaware
                             limited-liability company

                             FRESCA LLC
                                By:  STARFIRE HOLDING CORPORATION

                             By:  /s/ Richard T. Buonato
                                  -------------------------------
                             Name:  Richard T. Buonato
                             Title: Authorized Signatory